Note 11 - Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Notes to Financial Statements
Income Tax Disclosure [Text Block]

Note 11.         Income Taxes

For the three and nine months ended September 30, 2022, the Company’s effective tax rate was 0%. The difference between the statutory tax rate and the effective tax rate is primarily driven by the presence of a full valuation allowance against all deferred tax assets.

Note 12.         Income Taxes

Income tax expense for the years ended December 31, 2022 and 2021 consists of the following:

	2022	2021
Current income tax (expense) benefit
Federal	$(2,533)	$-
State & Local	(7,566)	(1,813)
	(10,099)	(1,813)
Deferred income tax (expense) benefit
Federal	723,041	973,918
State & Local	385,342	98,749
	1,108,383	1,072,667
Income tax benefit	$1,098,284	$1,070,854

The provision for income taxes is at an effective rate different from the federal statutory rate due principally to the following:

	2022	2021
Loss before taxes	$(18,852,122)	$(2,202,303)
Income tax benefit at federal statutory rate	$3,957,892	$462,484
State income tax benefit, net of federal benefit	379,365	97,318
Permanent Differences	(1,313,947)	(111,237)
Net Operating Loss ("NOL") expirations	(12,431)	-
Other	163,945	19,485
Federal valuation allowance	(2,076,540)	602,804
Income tax benefit	$1,098,284	$1,070,854

Deferred Income Taxes

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred tax assets and liabilities were as follows:

	2022	2021
Deferred tax assets
Net operating losses	$2,649,902	$547,035
Stock-based compensation	743,915	428,072
Accrued commissions	17,836	50,047
Accrued vacations	46,665	41,331
Fixed assets	1,509	-
Other	28,025	-
Deferred tax assets before valuation allowance	3,487,852	1,066,485
Valuation allowance	(2,793,271)	-
Net deferred tax assets	694,581	1,066,485
Deferred tax liabilities
Intangible Assets	(753,702)	(2,185,281)
Fixed Assets	-	(3,434)
Other	-	(45,274)
Deferred tax liabilities	(753,702)	(2,233,989)
Net deferred tax liabilities	$(59,121)	$(1,167,504)

The Company has net operating loss carryforwards of approximately $9.4 million, of which $1.3 million will expire, if unused, between the years 2023 and 2037. As of each reporting date, management considers new evidence, both positive and negative, that could affect its view of the future realization of deferred tax assets.

The Company has analyzed its income tax positions using the criteria required by U.S. GAAP and concluded that, as of December 31, 2022 and 2021, it has no material uncertain tax positions and no interest and penalties have been accrued. The Company has elected to recognize any estimated penalties and interest on its income tax liabilities as a component of its provision for income taxes.

Our income tax returns are subject to examination by income taxing authorities in all jurisdictions for which we file tax returns, generally for three years after each return was filed, but extending to years from which net operating loss carryforwards are utilized to reduce current year taxes. We are not currently under audit in any jurisdiction.